                                                                   Exhibit 10.17


                       AMENDMENT TO AGREEMENT AND CONSENT
                       ----------------------------------


       This AMENDMENT TO AGREEMENT AND CONSENT ("AMENDMENT") is made in Dublin, Ohio, as of the date set forth below, by and among WENDY'S INTERNATIONAL INC., an Ohio corporation ("WENDY'S"), WM LIMITED PARTNERSHP-1998, a Michigan limited partnership ("FRANCHISEE"), MERITAGE HOSPITALITY GROUP INC., a Michigan corporation ("MERITAGE"), MHG FOOD SERVICE INC., a Michigan corporation ("MHG"), ROBERT E. SCHERMER, JR. ("SCHERMER"), RES MANAGEMENT, LLC, a Michigan limited liability company ("RES"), S & Q MANAGEMENT, LLC, a Michigan limited liability company ("S & Q"), and the ESTATE OF RAY E. QUADA (the "ESTATE").

       WHEREAS, various parties (including, without limitation, Wendy's, Franchisee, Meritage, MHG, Schermer, S & Q and Ray E. Quada entered into an Agreement and Consent dated December 16, 1998 (the "AGREEMENT AND CONSENT") which provided certain rights with respect to various franchise agreements and related documents defined therein as the franchise agreements. Those franchise agreements, the Agreement and Consent, all other amendments to said agreements, and any subsequent franchise agreement or related documents executed by Wendy's and Franchisee are collectively referred to herein as the "FRANCHISE AGREEMENTS"); and


       WHEREAS, S & Q was owned equally by Schermer and Ray E. Quada and pursuant to the Agreement and Consent, S & Q and Quada were named as new guarantors under the Franchise Agreements along with Meritage, MHG, and Schermer; and

       WHEREAS, S & Q is currently the general partner of the Franchisee; and

       WHEREAS, Ray E. Quada died on August 27, 2000; and

       WHEREAS, the parties desire to obtain Wendy's consent to (i) terminate, release and discharge Ray E. Quada and the Estate of and from any past or future guaranty obligations, (ii) terminate, release and discharge S & Q of and from any past or future guaranty obligations, (iii) replace S & Q with RES as the general partner of the Franchisee, and (iv) add RES as a guarantor of the Franchise Agreements and related documents concerning the franchise rights granted by Wendy's to the Franchisee.

       NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, the parties, intending to be legally bound, mutually agree as follows:

       1. Upon the effective date of this Amendment, Wendy's hereby consents and all parties hereto agree that (i) Ray E. Quada and the Estate shall be terminated, released and discharged of and from any past or future guaranty obligations, (ii) S & Q shall be terminated, released and discharged of and from any past or future guaranty obligations, (iii) RES shall replace S & Q as the general partner of the Franchisee, and (iv) RES shall be a guarantor of Franchisee's obligations under the Franchise Agreements. Wendy's consent is subject to the terms, conditions, representations and warranties set out herein.

       2. RES, Franchisee, Schermer, Meritage, and MHG represent, warrant and agree that RES is a duly organized Michigan limited liability company and is and shall remain owned solely by Schermer. RES, Franchisee, Schermer, Meritage, and MHG represent, warrant and agree that all legal actions necessary for RES to replace S & Q as the sole general partner of the Franchisee have been taken or will be taken within 10 days of the execution of this Amendment. RES shall occupy and assume all rights, duties and obligations held by S & Q in each of the Franchise Agreements (including, without limitation, those described in the Agreement and Consent and in the Guaranty dated May 30, 1997).

       3. The Estate, S & Q, Franchisee, Meritage, MHG, Schermer, and RES hereby jointly and severally agree to indemnify, defend and hold Wendy's, its successors, assigns, subsidiaries, officers, directors, employees and agents, harmless from any and all claims, judgments, actions or expenses (including reasonable attorney fees), arising out of or otherwise connected with the interest of any of these parties (or their affiliates) in the Franchisee, the Franchise Agreements, or otherwise connected with the changes in ownership as referenced herein, to which changes Wendy's consents but assumes no responsibility for effectuating. This indemnity shall be binding upon the respective heirs and/or successors of the aforementioned parties as a contingent claim and shall survive any termination of the Franchise Agreements in whole or in part.

       4. RES hereby guarantees all of the terms, conditions, covenants, and obligations of Franchisee under the Franchise Agreements, being jointly and severally liable with Schermer, Meritage, and MHG. RES warrants, represents and agrees that it has carefully reviewed all of the terms and conditions of the Guaranty dated May 30, 1997 signed by Schermer and MHG and hereby specifically agrees to all of its terms and conditions and their applicability to RES as a guarantor thereunder. While such reaffirmation is not necessary under said documents, Schermer and MHG reaffirm their obligations under the aforementioned Guaranty, and Meritage reaffirms its obligations under the separate Meritage Guaranty dated May 30, 1997. RES agrees to execute such additional documentation (if any) as Wendy's may hereafter require to further evidence such guaranty.

       5. Franchisee, the Estate, S & Q, RES, Meritage, MHG, and Schermer hereby agree to execute and date a General Release of All Claims in the form attached hereto and made a part hereof as Exhibit A contemporaneously with the execution of this Amendment. Said parties further agree that if a General Release of All Claims is returned to Wendy's undated, the effective date of this Amendment shall also be the effective date of the General Release of All Claims.

       6. Wendy's and Franchisee agree that the official mailing address of Franchisee shall be as previously set forth in the Agreement and Consent. Franchisee acknowledges and agrees that notice shall be duly delivered if given as set forth under the Franchise Agreements, or by any recognized overnight delivery service, which affords the sender evidence of delivery or attempted delivery. All parties also agree that notice to Franchisee shall constitute notice to RES, Schermer, Meritage, and MHG.

       7. Nothing contained in any documentation between Franchisee, its past or current guarantors and any of their affiliates, is intended to conflict with the terms and conditions of this Amendment or the Franchise Agreements as defined herein or to impose additional requirements or restrictions on Wendy's except as may be specifically set forth herein. In the event of a conflict, the terms and conditions of the Franchise Agreements, and this Amendment will control over said documents. In the event of a conflict between the Franchise Agreements and this Amendment, this Amendment will control, provided every reasonable effort is made to read this Amendment as supplementing the Franchise Agreements, except as specifically stated to the contrary. The parties further agree to the following:

              A. ALL PARTIES ACKNOWLEDGE AND AGREE THAT AS TO WENDY'S AND THE RIGHTS OF WENDY'S, THE FRANCHISE AGREEMENTS AND THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO.

       8. This Amendment sets forth the entire understanding between the parties concerning the subject matter of this Amendment and incorporates all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the parties relating to the subject matter of this Amendment other than those set forth herein. The terms of this Amendment supersede any and all prior negotiations, agreements, representations, warranties and statements made during such negotiations (except to the extent specifically included in this Amendment), and except to the extent expressly set forth herein, any such prior statements, representations and agreements are not relied on in any way by the parties and are null and void. No representation or warranty has been made by or on behalf of any party to this Amendment (or any officer, director, employee or agent thereof) to induce the other party to enter into this Amendment or to abide by or consummate any transactions contemplated by any terms of this Amendment, except representations and warranties, if any, expressly set forth herein.

       9. No alteration, amendment, change or addition to this Amendment shall be binding upon either party unless in writing and signed by the party to be charged. The submission of any unexecuted copy of this Amendment shall not constitute an offer to be legally bound by any provision of the document submitted, either currently or in the future; and no party shall be bound by this Amendment until it is fully executed and delivered by all parties.

       10. Except as specifically set forth herein, all other terms and conditions of the Franchise Agreements, including without limitation the Agreement and Consent and other documents, concerning the franchise rights granted by Wendy's to the Franchisee, shall remain in full force and effect.

              and other documents, concerning the franchise rights granted by Wendy's to the Franchisee, shall remain in full force and effect.

       IN WITNESS WHEREOF, this Amendment is effective as of the date it is executed by Wendy's International, Inc.

                                   WENDY'S INTERNATIONAL, INC.

                                   /s/ W. STEPHEN WIRT
                                   --------------------------------------------
                                   Title:   W. STEPHEN WIRT
                                   --------------------------------------------
                                             Vice President
                                   Date:                                6/11/01
                                   --------------------------------------------


                                   WM LIMITED PARTNERSHP-1998
                                   By RES MANAGEMENT, LLC, Its General Partner

                                   /s/ ROBERT E. SCHERMER, JR.
                                   --------------------------------------------
                                       ROBERT E. SCHERMER, JR., Member

                                   MERITAGE HOSPITALITY GROUP, INC.

                                   /s/ ROBERT E. SCHERMER, JR.
                                   --------------------------------------------
                                       ROBERT E. SCHERMER, JR., CEO

                                   MHG FOOD SERVICE INC.

                                   /s/ ROBERT E. SCHERMER, JR.
                                   --------------------------------------------
                                       ROBERT E. SCHERMER, JR., CEO
                                   By:
                                      -----------------------------------------
                                   Title: CEO


                                   RES MANAGEMENT, LLC

                                   /s/ ROBERT E. SCHERMER, JR.
                                   --------------------------------------------
                                       ROBERT E. SCHERMER, JR., Member

                                   /s/ ROBERT E. SCHERMER, JR.
                                   --------------------------------------------
                                       ROBERT E. SCHERMER, JR., Individually


                (SIGNATURE LINES CONTINUED ON THE FOLLOWING PAGE)

                                   S & Q MANAGEMENT, LLC

                                   /s/ ROBERT E. SCHERMER, JR.

                                        By:------------------------------------
                                        Title: Member
                                               --------------------------------


                                   THE ESTATE OF RAY E. QUADA

                                   /s/ BEVERLY QUADA
                                   By: Beverly Quada
                                       ----------------------------------------
                                       Title: Personal Representative of the
                                              Estate of Ray E. Quada, Deceased

                                     EXHIBIT A
                           GENERAL RELEASE OF ALL CLAIMS
                           -----------------------------


       This GENERAL RELEASE OF ALL CLAIMS is made effective this ____ day of __________________ 2001. As a requirement of and in consideration for the willingness on the part of Wendy's International, Inc., an Ohio corporation ("Wendy's"), to enter into the Amendment to Agreement and Consent to be executed contemporaneously herewith, as requested by the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, individually and collectively, hereby unconditionally RELEASE, DISCHARGE and ACQUIT Wendy's, its past and present shareholders, officers, directors, employees, successors, assigns, agents, and subsidiaries from any and all liabilities, claims, damages, demands, costs, indebtedness, expenses, debts, indemnities, compensation, suits, controversies, actions and causes of action of any kind whatsoever, whether developed or undeveloped, known or unknown, fixed or contingent, regarding or arising out of any prior or existing franchise agreement or any other agreement or document executed by any of the undersigned and Wendy's (or any subsidiary of Wendy's), any Wendy's Old Fashioned Hamburgers Restaurant (whether currently or previously owned or operated by the undersigned or any of them), the franchise relationship, or any other prior or existing business relationship between any of the undersigned and Wendy's (or any subsidiary of Wendy's), which the undersigned or any of them individually or collectively has asserted, may have asserted or could have asserted against Wendy's (or any of the aforementioned related parties) at any time up to the date of this GENERAL RELEASE OF ALL CLAIMS, including specifically, without limitation, claims under the Sherman and Clayton Acts and the anti-trust Laws of the United States, and claims arising from contract, written or oral communications, alleged misstatements of fact, indebtedness of any kind or nature, and acts of negligence whether active or passive. This GENERAL RELEASE OF ALL CLAIMS shall survive the assignment or termination of any of the franchise agreements or other documents entered into by and between Wendy's and any of the undersigned. This GENERAL RELEASE OF ALL CLAIMS is not intended as a waiver of those rights of the undersigned which cannot be waived under applicable state franchise laws.

WITNESS:                               WM LIMITED PARTNERSHIP - 1998

----------------------------------     By:
                                           ------------------------------------
                                       Title:
                                          ------------------------------------

                                       MERITAGE HOSPITALITY GROUP INC.



----------------------------------     By:
                                           ------------------------------------
                                       Title:
                                          ------------------------------------

                                       MHG FOOD SERVICE INC.

----------------------------------     By:
                                           ------------------------------------
                                       Title:
                                          ------------------------------------



               (SIGNATURE LINES CONTINUED ON THE FOLLOWING PAGE)

                                                                       EXHIBIT A


----------------------------------     ----------------------------------------
                                       ROBERT E. SCHERMER, JR., Individually


                                       RES MANAGEMENT, LLC

----------------------------------     By:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------

                                       S & Q MANAGEMENT, LLC

----------------------------------     By:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------

                                       THE ESTATE OF RAY E. QUADA

----------------------------------     By:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------

























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